UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2600, Vancouver, British Columbia,	V6E 3C9
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 18, 2014, CIO Lake Vista, Limited Partnership (“CIO Lake Vista”), an indirect wholly-owned subsidiary of City Office REIT, Inc. (the “Company”), entered into a loan agreement with Security Benefit Life Insurance Company providing for a $18,460,000 mortgage loan to CIO Lake Vista (the “Loan”), which is evidenced by a promissory note (the “Promissory Note”). The net proceeds from the Loan were used to acquire a 163,336 square foot office property in the Lewisville submarket of Dallas, Texas.

The Loan matures on August 6, 2024 and bears interest at a fixed per annum rate equal to 4.28%. Monthly payments are initially interest-only. Beginning on September 6, 2017, monthly payments include principal and interest with principal payments calculated using an amortization schedule of 30 years for the balance of the term of the Loan with the remaining principal balance and all accrued and unpaid interest due at maturity. Any time on or after May 6, 2024, CIO Lake Vista has the right to repay the loan in whole (but not in part), subject to certain conditions, without paying a formula-based prepayment premium (the “Yield Maintenance Premium”). Any time prior to May 6, 2024, CIO Lake Vista has the right to repay the loan in whole (but not in part), subject to certain conditions, only if it pays the Yield Maintenance Premium. The mortgage loan is non-recourse and may be accelerated only upon an event of default.

The Company is providing a limited guaranty (the “Guaranty”) of the Loan with respect to certain potential costs, expenses, losses, damages and other sums for which CIO Lake Vista is personally liable under the loan documents, including losses or damages which may result from certain intentional actions committed by CIO Lake Vista in violation of the loan documents. The Company is also providing a guaranty of the principal balance and any interest or other sums outstanding under the Loan in the event of certain bankruptcy or insolvency proceedings involving CIO Lake Vista under the Loan.

Copies of the Loan Agreement, Promissory Note and the Guaranty are included as Exhibits 10.1, 10.2 and 10.3, respectively, hereto and are incorporated by reference herein into this item. The foregoing descriptions of the Loan Agreement, Promissory Note and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July, 18 2014, City Office REIT, Inc. (the “Company”), through a wholly owned subsidiary, closed on the acquisition of a 163,336 square foot office property in the Lewisville submarket of Dallas, Texas (the “Property), pursuant to the Purchase and Sale Agreement with Lake Vista Pointe, L.P. (the “Seller”) dated June 23, 2014. The Seller does not have a material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price for the Property was $28,400,000, exclusive of closing costs. The Company funded 35% of the purchase with cash and 65% through an $18,460,000 non-recourse mortgage loan secured by the Property provided by Security Benefit Life Insurance Company.

The Property was 100% leased on a triple net basis to a single tenant through April 30, 2021 as of the date of the closing. The tenant has one five-year renewal option of the lease.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

City Office REIT, Inc. (the “Company”) issued a press release announcing that it will release its financial results for the quarter ended June 30, 2014 before the market opens on Thursday, August 14, 2014. The Company’s management will also hold a conference call at 11:00 a.m. Eastern Time on August 14, 2014 to discuss the Company’s financial results. A supplemental financial package to accompany the discussion of the results will be posted on the Company’s website at www.cityofficereit.com. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference into this item.

Information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Items.

Investors and others should note that City Office REIT, Inc. (the “Company”) will announce material financial information to its investors using its website (http://www.cityofficereit.com) and in SEC filings, press releases, public conference calls and webcasts. The Company will use these channels to communicate with the public about its company, its business and other issues. It is possible that the information posts on its website could be deemed to be material information. Therefore, the Company encourages investors, the media and others interested in the Company to review the information that it posts online using its website.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Property Acquired.

The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but not later than 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits:

Exhibit Number	Description

10.1	Loan Agreement, dated July 18, 2014, between CIO Lake Vista, Limited Partnership and Security Benefit Life Insurance Company

10.2	Promissory Note, dated July 18, 2014, by CIO Lake Vista, Limited Partnership

10.3	Guaranty Agreement, dated July 18, 2014, by City Office REIT, Inc.

99.1	Press Release dated July 24, 2014 (furnished pursuant to Item 7.01 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: July 24, 2014	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement, dated July 18, 2014, between CIO Lake Vista, Limited Partnership and Security Benefit Life Insurance Company

10.2	Promissory Note, dated July 18, 2014, by CIO Lake Vista, Limited Partnership

10.3	Guaranty Agreement, dated July 18, 2014, by City Office REIT, Inc.

99.1	Press Release dated July 24, 2014 (furnished pursuant to Item 7.01 of Form 8-K)